US GOVERNMENT SECURITIES FUND

The American Funds Income Series

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $87,846
------------------ --------------------------------
------------------ --------------------------------
Class B            $7,411
------------------ --------------------------------
------------------ --------------------------------
Class C            $4,567
------------------ --------------------------------
------------------ --------------------------------
Class F            $909
------------------ --------------------------------
------------------ --------------------------------
Total              $100,733
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $786
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $251
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $391
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $45
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $13
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $16
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $553
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $476
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $87
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $321
------------------ --------------------------------
------------------ --------------------------------
Total              $2,939
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4558
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3586
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3490
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4555
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4582
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3314
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3330
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4062
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3870
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3473
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3522
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4065
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4566
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5021
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            174,695
------------------ ----------------------------------
------------------ ----------------------------------
Class B            21,418
------------------ ----------------------------------
------------------ ----------------------------------
Class C            12,536
------------------ ----------------------------------
------------------ ----------------------------------
Class F            1,709
------------------ ----------------------------------
------------------ ----------------------------------
Total              210,358
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,249
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,063
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,484
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        149
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        55
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          85
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,199
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          3,657
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          363
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          635
------------------ ----------------------------------
------------------ ----------------------------------
Total              12,939
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.59
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.59
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.59
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.59
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.59
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.59
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.59
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.59
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.59
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.59
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.59
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.59
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.59
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.59
----------------------- -------------------------